Pensions and other post-employment benefits	12 Months Ended
Dec. 31, 2020
Pensions and other post-employment benefits [abstract]
Pensions and other post-employment benefits

Additional notes to the Consolidated financial statements

36 Pensions and other post-employment benefits

Most group companies sponsor defined contribution pension plans. The assets of all ING Group’s defined contribution plans are held in independently administered funds. Contributions are generally determined as a percentage of remuneration. Contributions, including the defined contribution plan in the Netherlands, are principally determined as a percentage of renumeration. These plans do not give rise to provisions in the statement of financial position, other than relating to short-term timing differences included in other assets/liabilities.

ING Group maintains defined benefit retirement plans in some countries. These plans provide benefits that are related to the remuneration and service of employees upon retirement. The benefits in some of these plans are subject to various forms of indexation. The indexation is, in some cases, at the discretion of management; in other cases it is dependent upon the sufficiency of plan assets.

Annual contributions are paid to the funds at a rate necessary to adequately finance the accrued liabilities of the plans calculated in accordance with local legal requirements. Plans in all countries are designed to comply with applicable local regulations governing investments and funding levels.

ING Group provides other post-employment benefits to certain former employees. These are primarily discounts on ING products.

Statement of financial position - Net defined benefit asset/liability

Plan assets and defined benefit obligation per country
	Plan assets		Defined benefit obligation		Funded Status
	2020	2019	2020	2019	2020	2019
The Netherlands	469	454	643	634	-174	-180
United States	311	277	291	275	20	3
United Kingdom	1,896	1,887	1,199	1,184	696	703
Belgium	591	590	681	676	-90	-85
Other countries	316	168	393	383	-77	-214
Funded status (Net defined benefit asset/liability)	3,583	3,377	3,208	3,151	375	226

Presented as:
- Other assets					725	709
- Other liabilities					-350	-483
					375	226

The most recent (actuarial) valuations of the plan assets and the present value of the defined benefit obligation were carried out as at 31 December 2020. The present value of the defined benefit obligation, and the related current service cost and past service cost, were determined using the projected unit credit method.

Changes in the fair value of plan assets for the period were as follows:

Changes in fair value of plan assets
	2020	2019
Opening balance	3,377	3,019
Interest income	50	70
Remeasurements: Return on plan assets excluding amounts included in interest income	246	274
Employer's contribution	170	34
Participants contributions	2	2
Benefits paid	-128	-126
Exchange rate differences	-134	104
Closing balance	3,583	3,377

Actual return on the plan assets	296	344

As at 31 December 2020 the various defined benefit plans did not hold any direct investments in ING Groep N.V. (2019: nil). During 2020 and 2019 there were no purchases or sales of assets between ING and the pension funds.

ING does not manage the pension funds and thus receives no compensation for fund management. The pension funds have not engaged ING in any swap or derivative transactions to manage the risk of the pension funds.

No plan assets are expected to be returned to ING Group during 2021.

Although Covid-19 has had an impact on most investment markets in 2020, the effect on the fair value of ING Group’s plan assets was limited as a large majority of our plan assets is invested in liquid asset categories which mark to market frequently.

Changes in the present value of the defined benefit obligation and other post-employment benefits for the period were as follows:

Changes in defined benefit obligation and other post-employment benefits
	Defined benefit obligation		Other post-employment benefits
	2020	2019	2020	2019
Opening balance	3,151	2,913	84	76
Current service cost	31	28	-2	-1
Interest cost	44	65	2	3
Remeasurements: Actuarial gains and losses arising from changes in demographic assumptions	4	-6
Remeasurements: Actuarial gains and losses arising from changes in financial assumptions	190	206	7	7
Participants’ contributions	2	2	0	1
Benefits paid	-132	-130	-1	-1
Past service cost	2	-0
Exchange rate differences	-85	73	-8	1
Closing balance	3,208	3,151	83	84

Amounts recognised directly in Other comprehensive income were as follows:

Changes in the net defined benefit assets/liability remeasurement reserve
	2020	2019
Opening balance	-336	-394

Remeasurement of plan assets	246	274
Actuarial gains and losses arising from changes in demographic assumptions	-4	6
Actuarial gains and losses arising from changes in financial assumptions	-190	-206
Taxation and Exchange rate differences	-24	-15
Total Other comprehensive income movement for the year	28	58

Closing balance	-307	-336

In 2020, EUR 246 million remeasurement of plan assets that is recognised as a gain in other comprehensive income is driven by higher yields on investments.

The EUR -190 million actuarial losses arising from changes in financial assumptions in the calculation of the defined benefit obligation are mainly due to a decrease in discount rates.

The accumulated amount of remeasurements recognised directly in Other comprehensive income is EUR -343 million (EUR -307 million after tax) as at 31 December 2020 (2019: EUR -378 million; EUR -336 million after tax).

Amounts recognised in the statement of profit or loss related to pension and other staff related benefits are as follows:

Pension and other staff-related benefit costs
	Net defined benefit asset/liability			Other post-employment benefits			Other			Total
	2020	2019	2018	2020	2019	2018	2020	2019	2018	2020	2019	2018
Current service cost	31	28	39	-2	-1	-4	12	1	22	41	29	57
Past service cost	2	-0	0							2	-0	0
Net Interest cost	-6	-5	-4	2	3	2	0	0	0	-3	-2	-2
Effect of curtailment or settlement	0								-1	0		-1
Other
Defined benefit plans	27	23	35	0	2	-1	12	2	21	40	26	54

Defined contribution plans										356	340	331
										395	366	385

Determination of the net defined benefit asset/liability

The net defined benefit asset/liability is reviewed and adjusted annually. The assumptions used in the determination of the net defined benefit asset/liability and the Other post-employment benefits include discount rates, mortality rates, expected rates of salary increases (excluding promotion increases), and indexation. The rates used for salary developments, interest discount factors, and other adjustments reflect country-specific conditions.

The key assumption in the determination of the net defined benefit asset/liability is the discount rate. The discount rate is the weighted average of the discount rates that are applied in different regions where ING Group has defined benefit pension plans (weighted by the defined benefit obligation). The discount rate is based on a methodology that uses market yields on high quality corporate bonds of the specific regions with durations matching the pension liabilities as key input. Market yields of high quality corporate bonds reflect the yield on corporate bonds with an AA rating for durations where such yields are available. An extrapolation is applied in order to determine the yield to the longer durations for which no AA-rated corporate bonds are available. As a result of the limited availability of long-duration AA-rated corporate bonds, extrapolation is an important element of the determination of the discount rate. The weighted average discount rate applied for net defined benefit asset/liability for 2020 was 1.0% (2019: 1.5%) based on the pension plan in the Netherlands, Germany, Belgium, The United States of America, and the United Kingdom. The average discount rate applied for Other post-employment benefits was 2.7% (2019: 3.3%).

Sensitivity analysis of key assumptions

ING performs sensitivity analysis on the most significant assumptions: discount rates, mortality, expected rate of salary increase, and indexation. The sensitivity analysis has been carried out under the assumption that the changes occurred at the end of the reporting period.

The sensitivity analysis calculates the financial impact on the defined benefit obligation of an increase or decrease of the weighted averages of each significant actuarial assumption, all other assumptions held constant. In practice, this is unlikely to occur, and some changes of the assumptions may be correlated. Changes to mortality, expected rate of salary increase, and indexation would have no material impact on the defined benefit obligation. The most significant impact would be from a change in the discount rate. An increase or decrease in the discount rate of 1% creates an impact on the defined benefit obligation of EUR-461 million and EUR 586 million, respectively.

Expected cash flows

Annual contributions are paid to the funds at a rate necessary to adequately finance the accrued liabilities of the plans calculated in accordance with local supervisory requirements. Plans in all countries are designed to comply with applicable local regulations governing investments and funding levels. ING Group’s subsidiaries should fund the cost of the entitlements expected to be earned on a yearly basis.

For 2021 the expected contributions to defined benefit pension plans are EUR 31 million.

The benefit payments for defined benefit and other post-employment benefits expected to be made by the plan between 2021-2025 are estimated to be between EUR 110 million and EUR 138 million per year. From 2026 to 2030 the total payments made by the plan are expected to be EUR 724 million.